EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Quest Solution, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Thomas O. Miller, Chairman of the Board and Joey Trombino, Chief Financial Officer of the Company, respectively, do certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 17, 2017

By:	/s/Thomas O. Miller
Thomas O. Miller
Chairman of the Board

By:	/s/ Joey Trombino
Joey Trombino
Chief Financial Officer
and Principal Accounting Officer